[Logo] M F S(R)                                                Semiannual Report
INVESTMENT MANAGEMENT                                              June 30, 1998



--------------------------------------------------------------------------------
MFS(R) LIMITED MATURITY SERIES
A Series of MFS(R) Variable Insurance Trust(SM)
--------------------------------------------------------------------------------



                               [Graphic Omitted]

MFS(R) LIMITED MATURITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS(R)                                    Boston, MA 02116-3741
Investment Management(SM)
                                                    DISTRIBUTOR
Nelson J. Darling, Jr.                              MFS Fund Distributors, Inc.
Professional Trustee                                500 Boylston Street
                                                    Boston, MA 02116-3741
William R. Gutow
Vice Chairman,                                      SHAREHOLDER SERVICE CENTER
Capitol Entertainment Management Company;           MFS Service Center, Inc.
Real Estate Consultant                              P.O. Box 2281
                                                    Boston, MA 02107-9906
PORTFOLIO MANAGER
James J. Calmas*                                    For additional information,
                                                    contact your financial adviser.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                  CUSTODIAN
                                                    State Street Bank and Trust Company
TREASURER
W. Thomas London*                                   WORLD WIDE WEB
                                                    www.mfs.com
ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about 29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS(R) Investment Management(SM)

July 13, 1998

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:

For the six months ended June 30, 1998, the Series provided a total return of 2.80% (including the reinvestment of any distributions). This compares to a 3.24% return for the Merrill Lynch One- to Five-Year Government/Corporate Bond Index (the Merrill Lynch Index) and to a 3.03% return for the Lehman Brothers One- to Three-Year Government Corporate Index (the Lehman Index), a total return index consisting of all U.S. government agency, Treasury securities, and all investment-grade corporate debt securities with maturities of one to three years. The Series is replacing the Merrill Lynch Index (a total return index comprised of coupon-bearing U.S. Treasury issues, debt of agencies of the U.S. government, and corporate debt rated "Baa" or higher by Moody's Investors Services) with the Lehman Index because we feel the Lehman Index better reflects the universe in which the Series invests.

Following a difficult period for the corporate bond market brought on by the turmoil in Asia and a rise in interest rates for some corporate securities, the Series' performance has improved this year as we have returned to a more normal environment in the corporate market. The additional yield we have received from our overweighting in corporate bonds has helped our returns. Currently, the fixed-income environment is quite favorable, with low inflation, steady growth, and low commodity prices. However, while continued pressure from Asian imports should keep commodity prices low, the rapid rise of asset prices over the past three years, particularly in the stock and now the real estate markets, could be a concern if it prompts the Federal Reserve Board to raise interest rates.

Because the economy is still growing, the Series is relatively overweighted in the investment-grade corporate market, with large weightings in the cable and telecommunications area, a sector in which we think reduced debt levels make securities more attractive. Companies such as Continental Cable, WorldCom, and Telecommunications, Inc. have very strong cash flows and favorable operating environments. The other major corporate sector is financial services, mainly brokerage and consumer finance companies, in which we're seeing attractive yield spreads with companies such as Conti Financial and Lehman Brothers.

The current strategy of the Series is to look for high-quality bonds with good yield. We've increased some of our holdings in asset-backed securities, and we will continue to do so when we can find higher-rated bonds offering favorable yields. The yield curve is very flat, with longer-term yields declining toward short-term yields, so we think the real return will come from adding yield.

The duration, or sensitivity to changes in interest rates, of the Series is about two years. This duration is slightly longer than that of the average short-term investment-grade fund as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. Given our strategy of looking for additional yield, we think this is a better position for the Series, one that reflects our view that we are in a stable period for short-term interest rates.

Looking ahead, we see a steady economic scenario in which growth continues in the United States, inflation is constrained, the world economy continues to open up, and productivity continues to increase. These are all long-term trends that should allow interest rates to stay at current levels or even go down. Also, once we see a reduction in the oversupply of corporate issues, corporate yield spreads should narrow. So the Series will continue to have a large corporate exposure.

Respectfully,

/s/ James J. Calmas

James J. Calmas
Portfolio Manager

Note to Shareholders: Effective January 1, 1998, the Series is being managed by James J. Calmas, succeeding Geoffrey L. Kurinsky.

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO MANAGER'S PROFILE

James J. Calmas is a Vice President -- Investments in the Fixed Income Department of MFS(R) Investment Management(SM) and is portfolio manager of MFS(R) Limited Maturity Fund, MFS(R) Limited Maturity Series, part of MFS(R) Variable Insurance Trust(SM), and MFS(R) Meridian(SM) Limited Maturity Fund.

Mr. Calmas joined MFS in 1988 and was named Assistant Vice President in 1991 and Vice President in 1993. He is a graduate of Dartmouth College and holds an M.B.A. from the Amos Tuck School of Business Administration of Dartmouth College.

SERIES FACTS

Objective:              Primarily seeks as high a level of current income as is
                        believed to be consistent with prudent investment risk, and secondarily seeks to protect shareholders' capital.

Commencement of
investment operations:  August 14, 1996

Size:                   $1.3 million net assets as of June 30, 1998

PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1998

                                6 Months            1 Year     10 Years/Life*
-----------------------------------------------------------------------------
Cumulative Total Return           +2.80%            +6.29%           +11.89%
-----------------------------------------------------------------------------
Average Annual Total Return                         +6.29%           + 6.17%
-----------------------------------------------------------------------------
*For the period from the commencement of the Series' investment operations, August 14, 1996, through June 30, 1998.

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus for the product being offered. Please read it carefully before investing or sending money.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - JUNE 30, 1998

BONDS - 74.9%
-------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)        Value
------------------------------------------------------------------------------
U.S. Bonds - 72.0%
  Banks and Credit Companies - 3.7%
    Advanta Corp., 6.574s, 2000                              $ 10   $    9,658
    Advanta Corp., 6.925s, 2002                                20       18,475
    Capital One Financial Corp., 7.25s, 2003                   20       20,250
                                                                    ----------
                                                                    $   48,383
------------------------------------------------------------------------------
  Consumer Goods and Services - 1.8%
    Hilfiger (Tommy) USA, Inc., 6.5s, 2003                   $ 23   $   22,980
------------------------------------------------------------------------------
  Containers - 2.1%
    Owens-Illinois, Inc., 11s, 2003                          $ 25   $   27,063
------------------------------------------------------------------------------
  Corporate Asset Backed - 5.3%
    Aames Mortgage Trust, 6.75s, 2021                        $ 17   $   17,074
    Charming Shoppes Master Trust, 7s, 1999                    17       17,112
    Green Tree Financial Corp., 6.04s, 2029                    18       17,994
    Merrill Lynch Mortgage Investors, Inc., 6.31s, 2026        17       16,802
                                                                    ----------
                                                                    $   68,982
------------------------------------------------------------------------------
  Entertainment - 1.5%
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##       $ 20   $   19,902
------------------------------------------------------------------------------
  Financial Services - 5.2%
    Contifinancial Corp., 7.5s, 2002                         $ 20   $   19,908
    Merrill Lynch & Co., 6.02s, 2001                           23       23,048
    United Cos. Financial Corp., 7s, 1998                      20       20,004
    United Cos. Financial Corp., 9.35s, 1999                    5        5,110
                                                                    ----------
                                                                    $   68,070
------------------------------------------------------------------------------
  Insurance - 1.6%
    Conseco, Inc., 1s, 2001                                  $ 20   $   19,987
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.3%
    Columbia/HCA Healthcare Corp., 6.5s, 1999                $ 17   $   16,917
------------------------------------------------------------------------------
  Oils - 1.6%
    Lasmo USA, Inc., 7.125s, 2003                            $ 20   $   20,475
------------------------------------------------------------------------------
  Telecommunications - 5.9%
    Continental Cablevision, Inc., 11s, 2007                 $ 20   $   21,836
    Tele-Communications, Inc., 10.125s, 2001                   30       33,274
    WorldCom, Inc., 8.875s, 2006                               20       21,757
                                                                    ----------
                                                                    $   76,867
------------------------------------------------------------------------------
  U.S. Federal Agencies - 1.2%
    Federal Home Loan Mortgage Corp., 6.29s, 2027            $ 16   $   15,669
------------------------------------------------------------------------------
  U.S. Treasury Obligations - 40.1%
    U.S. Treasury Notes, 8.875s, 1999                        $ 20   $   20,406
    U.S. Treasury Notes, 5.625s, 2000                         150      150,281
    U.S. Treasury Notes, 5.75s, 2000                           50       50,306
    U.S. Treasury Notes, 5.375s, 2001                          80       79,725
    U.S. Treasury Notes, 6.25s, 2001                          185      188,897
    U.S. Treasury Notes, 6.625s, 2002                          30       31,073
                                                                    ----------
                                                                    $  520,688
------------------------------------------------------------------------------
  Utilities - Electric - 0.7%
    Salton Sea Funding Corp., 6.69s, 2000                    $  9   $    9,441
------------------------------------------------------------------------------
Total U.S. Bonds                                                    $  935,424
------------------------------------------------------------------------------
Foreign Bonds - 2.9%
  Chile - 1.6%
    Empresa Electric Guacolda S.A., 7.6s, 2001 (Utilities -
      Electric)##                                            $ 20   $   20,152
------------------------------------------------------------------------------
  Supera-National - 1.3%
    Corporacion Andina De Fomento, 7.1s, 2003                $ 17   $   17,432
------------------------------------------------------------------------------
Total Foreign Bonds                                                 $   37,584
------------------------------------------------------------------------------
Total Bonds (Identified Cost, $975,091)                             $  973,008
------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 22.7%
------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 7/01/98, at
      Amortized Cost                                         $295   $  295,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,270,091)                     $1,268,008

OTHER ASSETS, LESS LIABILITIES - 2.4%                                   31,819
------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $1,299,827
------------------------------------------------------------------------------
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
----------------------------------------------------------------------------
June 30, 1998
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,270,091)             $1,268,008
  Cash                                                                 3,021
  Receivable for Series shares sold                                   11,817
  Interest receivable                                                 13,512
  Receivable from investment adviser                                   9,424
  Deferred organization expenses                                       5,756
  Other assets                                                           423
                                                                  ----------
      Total assets                                                $1,311,961
                                                                  ----------
Liabilities:
  Payable for Series shares reacquired                            $    2,608
  Payable to affiliate for management fee                                 58
  Accrued expenses and other liabilities                               9,468
                                                                  ----------
      Total liabilities                                           $   12,134
                                                                  ----------
Net assets                                                        $1,299,827
                                                                  ==========
Net assets consist of:
  Paid-in capital                                                 $1,276,159
  Unrealized depreciation on investments                              (2,083)
  Accumulated undistributed net realized gain on investments           2,306
  Accumulated undistributed net investment income                     23,445
                                                                  ----------
      Total                                                       $1,299,827
                                                                  ==========
Shares of beneficial interest outstanding                           126,330
                                                                    =======

Net asset value per share
  (net assets of $1,299,827 / 126,330 shares of beneficial
  interest outstanding)                                             $10.29
                                                                    ======

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Six Months Ended June 30, 1998
------------------------------------------------------------------------------
Net investment income:
    Interest income                                                  $  27,684
                                                                     ---------
  Expenses -
    Management fee                                                   $   2,328
    Printing                                                             7,280
    Auditing fees                                                        2,400
    Custodian fee                                                        2,201
    Trustees' compensation                                               1,017
    Amortization of organization expenses                                  906
    Legal fees                                                             587
    Shareholder servicing agent fee                                        145
    Administrative fee                                                      62
    Miscellaneous                                                        1,852
                                                                     ---------
      Total expenses                                                 $  18,778
    Fees paid indirectly                                                  (155)
    Preliminary reduction of expenses by investment adviser            (14,393)
                                                                     ---------
      Net expenses                                                   $   4,230
                                                                     ---------
        Net investment income                                        $  23,454
                                                                     ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) on investment transactions   $   2,953
  Change in unrealized depreciation on investments                      (2,756)
                                                                     ---------
      Net realized and unrealized gain on investments                $     197
                                                                     ---------
        Increase in net assets from operations                       $  23,651
                                                                     =========

See notes to financial statements

Statement of Changes in Net Assets

------------------------------------------------------------------------------------------------------
                                                              Six Months Ended              Year Ended
                                                                 June 30, 1998       December 31, 1997
                                                                    (Unaudited)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                             $   23,454               $ 35,079
  Net realized gain on investments                                       2,953                    653
  Net unrealized loss on investments                                    (2,756)                (1,204)
                                                                    ----------               --------
      Increase in net assets from operations                        $   23,651               $ 34,528
                                                                    ----------               --------

Distributions declared to shareholders -
  From net investment income                                        $    --                  $(34,958)
  In excess of net investment income                                     --                       (77)
  In excess of net realized gain on investments                          --                      (613)
                                                                    ----------               --------
        Total distributions declared to shareholders                $    --                  $(35,648)
                                                                    ----------               --------
Net increase in net assets from Series share
  transactions                                                      $  575,116               $179,248
                                                                    ----------               --------
        Total increase in net assets                                $  598,767               $178,128
                                                                    ----------               --------
Net assets:
  At beginning of period                                               701,060                522,932
                                                                    ----------               --------
  At end of period (including accumulated
    undistributed net investment income of $23,445 and
    accumulated distributions in excess of net
    investment income of $9, respectively)                          $1,299,827               $701,060
                                                                    ==========               ========

See notes to financial statements

Financial Highlights

------------------------------------------------------------------------------------------------------
                                    Six Months Ended              Year Ended          Period Ended
                                       June 30, 1998       December 31, 1997    December 31, 1996*
                                         (Unaudited)
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $10.01                 $10.01                 $10.00
                                               ------                 ------                 ------
Income from investment operations# -
  Net investment income(S)                     $ 0.27                 $ 0.62                 $ 0.25
  Net realized and unrealized gain
    (loss) on investments                        0.01                  (0.01)                  0.01
                                               ------                 ------                 ------
      Total from investment operations         $ 0.28                 $ 0.61                 $ 0.26
                                               ------                 ------                 ------
Less distributions declared to shareholders -
  From net investment income                   $ --                   $(0.60)                $(0.25)
  From net realized gain on investments          --                    (0.01)                   --
                                               ------                 ------                 ------
      Total distributions declared
        to shareholders                        $ --                   $(0.61)                $(0.25)
                                               ------                 ------                 ------
Net asset value - end of period                $10.29                 $10.01                 $10.01
                                               ======                 ======                 ======
Total return                                    2.80%++                6.08%                  2.61%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                      1.00%+                 1.00%                  1.00%+
  Net investment income                         5.55%+                 6.13%                  6.61%+
Portfolio turnover                                66%                   167%                   109%
Net assets at end of period (000 omitted)      $1,300                   $701                   $523

  * For the period from the commencement of the Series' investment operations, August 14, 1996, through December 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series' expenses are calculated without reduction for fees paid indirectly.
(S) Subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.45% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
    Net investment income                      $ 0.11                 $ 0.10                 $ 0.01
    Ratios (to average net assets):
      Expenses##                                4.44%+                 6.20%                  7.55%+
      Net investment income                     2.11%+                 0.93%                  0.06%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(1) Business and Organization
MFS Limited Maturity Series (the Series) is a diversified series of MFS Variable Insurance Trust(SM) (the Trust) which is comprised of the following 13 Funds:
MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Government Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1998, there were 8 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expense - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Series at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-Div.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At December 31, 1997, the Series, for federal income tax purposes, had a capital loss carryforward of $1,267 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2004.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of average daily net assets.

The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series' in turn will pay MFS an expense reimbursement fee not greater than 0.45% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $56,812.

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                   Purchases             Sales
------------------------------------------------------------------------------
U.S. government securities                          $555,076          $201,860
                                                    --------          --------
Investments (non-U.S. government securities)        $306,297          $221,052
                                                    --------          --------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $1,270,091
                                                                   ----------
Gross unrealized depreciation                                      $   (4,011)
Gross unrealized appreciation                                           1,928
                                                                   ----------

    Net unrealized depreciation                                    $   (2,083)
                                                                   ==========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series' shares were as follows:

                                                                   Year Ended
                          Six Months Ended June 30, 1998    December 31, 1997
                          ------------------------------   -------------------
                                       Shares     Amount    Shares     Amount
-------------------------------------------------------------------------------
Shares sold                            94,174   $962,278    21,169   $216,032
Shares issued to shareholders in
  reinvestment of distributions          --        --        3,554     35,646
Shares reacquired                     (37,845)  (387,162)   (6,961)   (72,430)
                                      -------   --------   -------   --------
    Net increase                       56,329   $575,116    17,762   $179,248
                                      =======   ========   =======   ========

(6) Line of Credit
The Series and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended June 30, 1998, was $2.

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                VLM-3 8/98 630